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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K/A

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934


           DATE OF REPORT (Date of earliest event reported): June 16, 1998
                                                             -------------

                         Commission file number:  000-23735
                                                  ---------

                           PRECEPT BUSINESS SERVICES, INC.
                (Exact name of registrant as specified in its charter)

                Texas                                      75-2487353
   (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                     Identification No.)

1909 Woodall Rodgers Freeway, Suite 500                      75201
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (214) 754-6600


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

ITEM I. ACQUISITION OR DISPOSITION OF ASSETS

   On June 1, 1998, Precept Business Services, Inc. ("Precept"), a Texas corporation, sold its interest in 75% of the common stock of U.S. Trucking, Inc., a Nevada corporation ("USTI"), pursuant to that certain First Amended and Restated Stock Purchase Agreement, dated as of May 29, 1998, by and among Precept Transportation Services, L.L.C., a Nevada limited liability company and a wholly owned subsidiary of the Company ("Precept Transportation"), Logistics Management LLC, a Kentuck limited liability company, Association Services, Inc., a Kentucky corporation, Roxanne Pixler, Dan Pixler and Anthony Huff. Precept Transportation had acquired its interests in USTI from U.S. Transportation Systems, Inc., a Nevada corporation on March 19, 1998. USTI operates in the long-haul trucking business.

   To the best knowledge of Precept and except as described below, at the time of the divestiture of its interest in USTI, there was no material relationship between (I) Logistics Management LLC, Association Services, Inc., Roxanne Pixler, Dan Pixler and Anthony Huff on the one hand and (ii) Precept, or any of its affiliates, shareholders, any director or officer of Precept, or any associate of such director or officer on the other. Prior to the aforementioned divestiture, Precept Transportation owned an interest in 75% of the common stock of USTI and Logistics Management owned the remaining 25% of the common stock of USTI. Dan Pixler is the President of USTI and Anthony Huff is the Manager of Logistics Management, LLC.

   The aggregate consideration received by Precept as a result of the divestiture was $1,950,000, composed of $200,000 in cash and a promissor note with an original principal balance of $1,750,000, payable in monthly installments of principal and interest equal to $15,000 commencing July 1, 1998 with the total outstanding principal and interest coming due on April 1, 2000. The note carries an interest rate equal to the prime rate of Wells Fargo Bank (Texas), N.A., adjusted annually. The consideration received by the Company in this divestiture was determined by arms-length negotiations between the parties t the First Amended and Restated Stock Purchase Agreement.

ITEM 7. PRO FORMA FINANCIAL STATEMENTS OF PRECEPT

                           PRECEPT BUSINESS SERVICES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Precept acquired the common stock and warrants of USTS in a transaction which is more fully described in Precept's Form S-4, which became effective February 9, 1998. This transaction ("USTS Acquisition") has been accounted for using the purchase method of accounting. The excess of purchase price over the estimated fair values has been recognized as goodwill, which will be amortized over 40 years.

Effective April 13, 1998, Precept executed a Stock Purchase Agreement with InfoGraphix ("InfoGraphix Stock Purchase") in which Precept exchanged 2,058,077 shares of Precept Class A Common Stock for all of the outstanding stock of InfoGraphix. This Infographix Stock Purchase has been accounted for by the pooling method of accounting.

Subsequent to the USTS Acquisition, Precept determined to divest of its 75% ownership in USTI, which represents the long-haul delivery transportation related services segment of USTS. Effective May 29, 1998, Precept completed the sale of its share of USTI. The net assets of USTI have been recorded at their estimated net realizable value of $200,000 and have been classified as net assets of discontinued operations in the Precept March 31, 1998 historical quarterly financial statements.

The Unaudited Pro Forma Statement of Operations does not purport to represent what Precept's results of operations actually would have been if the events described above had occurred as of the date indicated or what results will be for any future periods.

The following Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998 gives effect to the InfoGraphix Stock Purchase as though it had occurred on that date. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 1997 (which combines USTS' financial information for the nine-months ended December 31, 1996 and six-months ended June 30, 1997; and includes InfoGraphix' financial information for the year ended September 30, 1997, which was InfoGraphix' fiscal year end) and for the nine-months ended March 31, 1998 (which combines InfoGraphix' financial information for the three-months ended September 30, 1997 and the six-months ended March 31, 1998), gives effect as if the Transactions had occurred on July 1, 1996.

The Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the Consolidated Financial Statements of Precept and USTS and the Notes thereto previously included in Precept's Form S-4 filing, which became effective on February 9, 1998.

                       PRECEPT BUSINESS SERVICES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF MARCH 31, 1998

                                                         HISTORICAL
                                                  -------------------------    PRO FORMA     PRO FORMA      PRO FORMA
                                                    PRECEPT     INFOGRAPHIX   ADJUSTMENTS   ADJUSTMENTS    CONSOLIDATED
                                                  -----------------------------------------------------    ------------
ASSETS
Current assets:
  Cash and cash equivalents                       $ 1,675,824   $        -     $      -       $      -     $ 1,675,824
  Accounts receivable, net of allowance            10,147,976    4,264,473            -              -      14,412,449
  Accounts receivable from affiliates                 763,724      196,791            -              -         960,515
  Notes and other receivables                         795,680            -            -              -         795,680
  Inventory                                         4,850,407      232,806            -              -       5,083,213
  Assets held for sale                                748,333            -            -              -         748,333
  Income taxes refundable                             511,845            -            -              -         511,845
  Deferred income taxes                             1,090,886            -            -              -       1,090,886
  Net assets of discontinued ops.                   1,092,416            -            -              -       1,092,416
  Prepaid and other                                   970,468       59,412            -              -       1,029,880
                                                  ----------------------------------------------------     -----------
Total current assets                               22,647,559    4,753,482            -              -      27,401,041

Property, plant & equipment, net                    4,692,407      720,365            -              -       5,412,772
Intangible assets, net                             18,856,554            -            -              -      18,856,554
Deferred income taxes                                 615,019            -            -              -         615,019
Other assets                                        2,168,521      334,365            -              -       2,502,886
                                                  ----------------------------------------------------     -----------
Total assets                                      $48,980,060   $5,808,212     $      -       $      -     $54,788,272
                                                  ----------------------------------------------------     -----------
                                                  ----------------------------------------------------     -----------

LIABILITIES

Current Liabilities:
  Current portion of long term debt and
   capitalized leases                             $   480,785   $        -     $      -       $      -     $   480,785
  Cash overdraft                                            -      198,220            -              -         198,220
  Note payable and line of credit                     847,167    1,750,000            -              -       2,597,167
  Accounts payable and accrued expenses            14,384,193    2,072,293            -              -      16,456,486
                                                  ----------------------------------------------------     -----------
Total current liabilities                          15,712,145    4,020,513            -              -      19,732,658

Due to related party                                  965,059            -            -              -         965,059
Long term obligations                              14,086,114            -            -              -      14,086,114
                                                  ----------------------------------------------------     -----------
Total liabilities                                  30,763,318    4,020,513            -              -      34,783,831

Shareholder's equity:
  Common stock                                        460,913      118,930      (98,349)       (98,349)A       481,494
  Additional paid in capital                       21,650,143                    48,349         48,349 A    21,698,492
  Retained earnings (deficit)                      (3,703,043)   1,718,769            -              -      (1,984,274)
                                                  ----------------------------------------------------     -----------
                                                   18,408,013    1,837,699      (50,000)       (50,000)     20,195,712
  Treasury stock                                     (191,271)     (50,000)      50,000         50,000 A      (191,271)
                                                  ----------------------------------------------------     -----------
Total shareholders' equity                         18,216,742    1,787,699            -              -      20,004,441
                                                  ----------------------------------------------------     -----------
Total liabilities & shareholders' equity          $48,980,060   $5,808,212     $      -       $      -     $54,788,272
                                                  ----------------------------------------------------     -----------
                                                  ----------------------------------------------------     -----------

See accompanying notes to unaudited pro forma consolidated financial statements

                              PRECEPT BUSINESS SERVICES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             NINE MONTHS ENDED MARCH 31, 1998
9/10/98

                                                                           B
                                              HISTORICAL             Black & White
                                 ------------------------------------     Cab         B            C        Pro Forma   PRO FORMA
                                 PRECEPT         USTS     INFOGRAPHIX   Company    BancPro    US Trucking  Adjustments CONSOLIDATED
                                -------------------------------------------------------------------------------------- ------------
REVENUES:
Business products               51,516,093             -   18,487,920         -           -             -       -       70,004,013
Transportation                   5,535,704    23,647,759            -  (114,413) (1,080,564)  (17,437,887)      -       10,550,599
Other                                    -             -            -         -           -             -       -                -
                               -----------   --------------------------------------------------------------------      -----------
  Total revenues                57,051,797    23,647,759   18,487,920  (114,413) (1,080,564)  (17,437,887)      -       80,554,612

EXPENSES:
Cost of goods sold              34,762,816             -   12,352,412         -           -             -       -       47,115,228
Selling, general and
 administrative                 20,355,433    31,523,683    6,074,082  (109,819)   (945,978)  (16,629,310)      -       40,268,091
Depreciation and amortization    1,102,454     1,562,069      153,388    (2,625)    (29,884)   (1,192,475) (6,095) D     1,586,832
                               -----------   --------------------------------------------------------------------      -----------
  Total expenses                56,220,703    33,085,752   18,579,882  (112,444)   (975,862)  (17,821,785) (6,095)      88,970,151

Operating income (loss)            831,094    (9,437,993)     (91,962)   (1,969)   (104,702)      383,898   6,095       (8,415,539)

Other income (expenses):
Interest expense                  (486,937)   (1,045,376)     (66,562)        -      25,000       548,271       -       (1,025,604)
Interest income                          -             -            -         -           -             -       -                 -
Other                                    -             -            -         -           -             -       -                 -
                                -------------------------------------------------------------------------------------- ------------
Total other expenses              (486,937)   (1,045,376)     (66,562)        -      25,000       548,271       -       (1,025,604)

Income (loss) from
 continuing operations
 before income taxes               344,157   (10,483,369)    (158,524)   (1,969)    (79,702)      932,169   6,095       (9,441,143)
Income tax provision               137,663             -      (63,410)     (788)    (31,881)            -   2,438 E         44,023
                               -----------   --------------------------------------------------------------------      -----------
Net income (loss) from
 continuing operations             206,494   (10,483,369)     (95,114)   (1,181)    (47,821)      932,169   3,657       (9,485,166)
                               -----------   --------------------------------------------------------------------      -----------
                               -----------   --------------------------------------------------------------------      -----------
Net income (loss) per
 share - basic                 $      0.01                                                                             $     (0.20)
                               -----------                                                                             -----------
                               -----------                                                                             -----------
Weighted average common
 shares outstanding - basic     36,422,527                                                                              47,670,577
                               -----------                                                                             -----------
                               -----------                                                                             -----------
Net income (loss) per
 share - diluted               $      0.01                                                                             $     (0.20)
                               -----------                                                                             -----------
                               -----------                                                                             -----------
Weighted average common
 shares outstanding -
 diluted                        37,148,346                                                                              48,612,178
                               -----------                                                                             -----------
                               -----------                                                                             -----------

See accompanying notes to unaudited pro forma consolidated financial statements

                             PRECEPT BUSINESS SERVICES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                YEAR ENDED JUNE 30, 1997

9/10/98

                                                                                    B
                                         HISTORICAL                              Black &
                           ---------------------------------------      B       White Cab      B
                              Precept      USTS      Infographix     BancPro     Company      ATAB
                           ----------------------------------------------------------------------------
REVENUES:
Business products           70,778,087           -    20,966,892            -          -            -
Transportation               6,565,838  29,930,630             -   (1,917,875)  (284,628)  (2,222,112)
                           ----------------------------------------------------------------------------
  Total revenues            77,343,925  29,930,630    20,966,892   (1,917,875)  (284,628)  (2,222,112)

EXPENSES:
Cost of goods sold          50,157,418  20,261,902    14,013,773   (1,221,376)         -     (838,784)
Selling, general and
 administrative             24,350,230  11,601,558     6,011,623     (231,733)  (404,675)    (829,312)
Depreciation and
 amortization                1,498,473   1,982,274       169,116      (39,551)    (5,413)     (65,671)
                           ----------------------------------------------------------------------------
   Total Expenses           76,006,121  33,845,734    20,194,512   (1,492,660)  (410,088)  (1,733,767)

Operating Income (loss)      1,337,804  (3,915,104)      772,380     (425,215)   125,460     (488,345)

Other income (expenses):
Interest expense              (425,314)   (903,458)      (66,401)           -     (1,406)           -
Interest income                      -     579,089             -            -          -            -
Other                                -    (280,418)       (5,954)           -          -            -
                           ----------------------------------------------------------------------------
Total Other Expenses          (425,314)   (604,787)      (72,355)           -     (1,406)           -

Income (loss) from
 continuing operations
 before income taxes           912,490  (4,519,891)      700,025     (425,215)   124,054     (488,345)
Income tax provision           380,884     750,000       280,010     (170,086)    49,622     (195,338)
                           ----------------------------------------------------------------------------
Net income (loss) from
 continuing operations         531,606  (5,269,891)      420,015     (255,129)    74,432     (293,007)
                           ----------------------------------------------------------------------------
                           ----------------------------------------------------------------------------
Net income (loss) per
 share - basic             $      0.02
                           -----------
                           -----------
Weighted average common
 shares outstanding -
 basic                      33,986,503
                           -----------
                           -----------
Net income (loss) per
 share - diluted           $      0.01
                           -----------
                           -----------

Weighted average common
 shares outstanding -
 diluted                    36,324,852
                           -----------
                           -----------

                                 C           Pro Forma    PRO FORMA
                            US Trucking     Adjustments  CONSOLIDATED
                            ---------------------------  ------------
REVENUES:
Business products                    -             -      91,744,979
Transportation             (19,715,659)            -      12,356,194
  Total revenues           (19,715,659)            -     104,101,173
                           -------------------------     -----------
EXPENSES:
Cost of goods sold                   -             -      82,372,933
Selling, general and
 administrative            (20,027,144)            -      20,470,547
Depreciation and
 amortization                 (876,515)     (484,434) D    2,178,279
                           -------------------------     -----------
   Total Expenses          (20,903,659)     (484,434)    105,021,759

Operating Income (loss)      1,188,000       484,434        (920,586)

Other income (expenses):
Interest expense               238,188             -      (1,158,391)
Interest income                   (438)            -         578,651
Other                         (160,460)            -        (446,832)
                           -------------------------     -----------
Total Other Expenses            77,290             -      (1,026,572)

Income (loss) from
 continuing operations
 before income taxes         1,265,290       484,434      (1,947,158)
Income tax provision           460,120       193,774  E    1,748,986
                           -------------------------     -----------
Net income (loss) from
 continuing operations         805,170       290,660      (3,696,144)
                           -------------------------     -----------
                           -------------------------     -----------
Net income (loss) per
 share - basic                                          $      (0.08)
                                                        ------------
                                                        ------------
Weighted average common
 shares outstanding -
 basic                                                    45,657,080
                                                        ------------
                                                        ------------
Net income (loss) per
 share - diluted                                        $      (0.08)
                                                        ------------
                                                        ------------
Weighted average common
 shares outstanding -
 diluted                                                  47,995,429
                                                        ------------
                                                        ------------


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                 PRECEPT BUSINESS SERVICES, INC.
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) Pro forma adjustments are made to eliminate the Common stock and Treasury stock of InfoGraphix and to record the issuance of 2,058,077 shares of Precept Class A Common Stock ($0.01 par value) in conjunction with the InfoGraphix Stock Purchase.

(B) Pro forma adjustments are made to remove the results of operations of BancPro, ATAB and Black & White Cab Company from the historical results of operations of USTS. These operations were not acquired as part of the USTS Acquisition.

(C) Pro forma adjustments are made to remove the results of operations USTI as a result of the sale of USTI by Precept.

(D) Pro forma adjustments to reflect the change in depreciation and amortization expense as a result of the transactions described previously are as follows:

                                                  Nine Months
                                                 Ended March 31,   Year Ended June
                                                      1998            30, 1997
                                                 ---------------------------------
Historical depreciation and amortization
expense recorded by USTS, after reductions
for BancPro, ATAB, Black & White Cab
Company, and USTI                                   $(337,085)       $(995,124)
Depreciation expense relating to the fair
value of property, plant and equipment from
the Transactions to be amortized over
periods ranging from 1 to 15 years (a)                104,055          208,110
Amortization expense related to goodwill
resulting from the Transactions, to be
amortized over 40 years                               226,935          302,580
                                                    ---------        ---------
Pro forma adjustment to depreciation and
amortization                                        $  (6,095)       $(484,434)
                                                    ---------        ---------
                                                    ---------        ---------

          (a) Property, plant and equipment to be acquired (with applicable estimated average remaining useful lives) include highway coaches (8 years), school buses, and other revenue equipment (4 years) and other depreciable assets (7 years).


(E) The pro forma adjustment to income taxes is to apply the effective income tax rate (40%) to net adjustments made to income (loss) from continuing operations.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly issued this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRECEPT BUSINESS SERVICES, INC.


September 11, 1998         By:
                               ---------------------------------------------
                               William W. Solomon, Jr.
                               Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)